                                                             EXECUTION COPY

                                    EIGHTH AMENDMENT AND WAIVER, dated as of
                           October 27, 2003 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of February 14, 2001, as amended and restated as of March 30, 2001, as heretofore amended (the "Credit Agreement"), among ALAMOSA HOLDINGS, INC. ("Superholdings"), ALAMOSA (DELAWARE), INC. ("Alamosa Delaware"), ALAMOSA HOLDINGS, LLC (the "Borrower" and, together with Superholdings and Alamosa Delaware, the "Alamosa Parties"), the Lenders party thereto (the "Lenders"), and CITICORP USA, INC., as Administrative Agent and Collateral Agent (the "Administrative Agent").

                  WHEREAS pursuant to the Combined Offering Circular, Consent Solicitation and Disclosure Statement Soliciting Acceptances of a Prepackaged Plan of Reorganization dated September 12, 2003 (the "Initial Offering Circular"), as amended on October 15, 2003 (the "Offering Circular"), the Alamosa Parties have commenced Exchange Offers and a Consent Solicitation (each as defined in the Offering Circular);

                  WHEREAS, pursuant to the Seventh Amendment to the Credit Agreement dated as of September 3, 2003 (the "Seventh Amendment"), the Required Lenders, subject to satisfaction of the conditions set forth in Section 6 of the Seventh Amendment, have agreed to certain amendments, consents and waivers, which conditions include consummation of the Exchange Offers and the other Restructuring Transactions (as defined in the Offering Circular);

                  WHEREAS, the Exchange Offers are conditioned upon, among other things, at least 97% of the outstanding aggregate principal amount of each series of the Existing Notes (as defined in the Offering Circular) being validly tendered pursuant to the Offering Circular and not withdrawn or such lesser percentage (but not less than 95%) that may be agreed to by the Alamosa Parties (the "Minimum Tender Condition");

                  WHEREAS, as set forth in the Offering Circular, in the event that the other Restructuring Transactions are not consummated because the Minimum Tender Condition for the Exchange Offers is not met or otherwise, the Alamosa Parties may seek to effect the Restructuring Transactions by means of filing one or more voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Filings") and seeking the approval of a United States Bankruptcy Court (a "Bankruptcy Court") of the Restructuring Transactions through confirmation of a "prepackaged" plan of reorganization under Chapter 11 of the United States Bankruptcy Code a form of which is attached as Annex I to the Offering Circular (the "Prepackaged Plan"; and any Bankruptcy Court cases with respect thereto the "Cases");

                  WHEREAS, the amendment dated October 15, 2003 to the Initial Offering Circular amended the terms of the Restructuring Transactions, including the Prepackaged Plan, in a manner inconsistent with the contemplated terms thereof set forth in Annex A to the Seventh Amendment, and this Amendment is intended to supersede the Seventh Amendment in all respects; and

                  WHEREAS, in the event that either the Exchange Offers are completed or the Alamosa Parties determine to effect the Restructuring Transactions through the Prepackaged

Plan, the Alamosa Parties have requested that the Required Lenders (i) agree to permit the Restructuring Transactions to be consummated pursuant to the Exchange Offers or the Prepackaged Plan (and grant certain waivers and consents in connection therewith), and (ii) further agree, pursuant to this Amendment, to amend the Credit Agreement as set forth below, and the Required Lenders are willing to agree to such waivers, consents and amendments on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement.

                  SECTION 2. Effectiveness of Amendments to the Credit Agreement and Consent to Sprint Amendments. (a) Upon the occurrence of the Eighth Amendment Effective Date as provided in Section 5(b) hereof, the Credit Agreement shall be amended as set forth in Annex A hereto; and (b) upon the effectiveness of the amendments (the "Sprint Amendments") to the Sprint Agreements entered into as of September 12, 2003 in accordance with the provisions thereof, the Lenders hereby consent to such Sprint Amendments, and waive any Default that may be deemed to have occurred under Section 6.11 of the Credit Agreement solely as a result of entering into the Sprint Amendments; provided that the representation and warranty set forth in Section 4(g) hereof is true and correct.

                  SECTION 3. Consent and Waiver; Covenants. (a) If the Restructuring Transactions are to be effected through the Prepackaged Plan, as of the date of Filing, the Lenders hereby:

                  (i) subject to the continuing conditions and agreements set forth in clause (b) below, waive (1) any Default or Event of Default under clauses (i) and (j) of Article VII of the Credit Agreement, in each case, arising solely as a result of the Filings to effect the Restructuring Transactions through the Prepackaged Plan, (2) any Default or Event of Default under the Credit Agreement or any other Loan Document (x) attributable solely to the Filings or (y) resulting from the failure to take any actions the Alamosa Parties or any of their Subsidiaries are not permitted to take by virtue of their status as debtors in the Cases other than in the case of this clause (y) any failure to pay principal, interest or fees to the Administrative Agent or the Lenders as provided in the Cash Collateral Order (any such event giving rise to a Default or Event of Default described in clauses (x) and (y), a "Filing Default Event"), and (3) any Default or Event of Default under clause (g) of Article VII of the Credit Agreement attributable solely to the occurrence of an event or condition or the result thereof contemplated by such clause (g) with respect to any Material Indebtedness arising solely from a Filing Default Event;

                  (ii) consent to the entry by the Bankruptcy Court of a Stipulated Order Authorizing Consensual Use of Cash Collateral And Granting Adequate Protection (the "Cash Collateral Order") that includes the customary protections for an order of this nature, including without limitation, the order of the Bankruptcy Court that, as adequate protection for any diminution in value of the Lenders' interest in the Collateral, authorizes and requires the post-petition payment by the Alamosa Parties of (i) any and all pre-petition amounts due and payable to the Lenders under the Loan Documents, (ii) interest, at the non-default rate, in the manner and in accordance with the terms of the Loan Documents, and (iii) any fees, costs and expenses payable by the Alamosa Parties pursuant to the Loan Documents, including the fees and disbursements of counsel, financial advisors and consultants to the Administrative Agent for and on behalf of the Lenders and is otherwise is in form and substance satisfactory to the Administrative Agent.

                  (b) If the Restructuring Transactions are to be effected through the Prepackaged Plan, from and after the date of Filing, the waivers and, to the extent contemplated thereby, the consents set forth in clause (a) above are subject to the continuing satisfaction of the following conditions, and the failure of any such condition to be satisfied at any time shall, upon notice from the Administrative Agent at the direction of the Required Lenders, result in the termination or revocation of any such waiver or consent: (i) each of the representations and warranties set forth in Section 4 shall be, and continue to be, true and correct (except to the extent any such representation and warranty expressly relates to a specific date, in which case, each such representation and warranty shall have been or will be true and correct as of such specific date) and the Alamosa Parties shall be in full compliance with the covenant set forth in clause (c) below, (ii) no Termination Event (as defined in the Cash Collateral Order) or any other event that entitles the Lenders or the Administrative Agent to terminate the Alamosa Parties' rights to use of the cash collateral shall have occurred, (iii) neither any Alamosa Party shall have sought entry by the Bankruptcy Court of, nor shall the Bankruptcy Court have ordered, any relief that, in the reasonable judgment of the Administrative Agent, is or could be adverse to the Lenders in any material respect or in the reasonable determination of the Administrative Agent is inconsistent with the terms of the Prepackaged Plan or the transactions contemplated thereby as described in the Offering Circular in any material respect, (iv) no Alamosa Party shall have sought Bankruptcy Court approval for, nor shall the Bankruptcy Court have approved any, debtor-in-possession financing and none of the Alamosa Parties' financings or obligations shall be secured by any of the Collateral or be ranked senior to, or pari passu with, the Alamosa Parties' obligations under the Loan Documents by a Lien senior to, or pari passu with, the Administrative Agent's Liens on the Collateral except as expressly permitted by the Credit Agreement, (v) none of the Alamosa Parties shall have (A) requested that the Bankruptcy Court issue any order that impairs or changes the Administrative Agent's or any Lender's rights, remedies, claims, powers, benefits, privileges, liens, security interest or protections, (B) acquiesced in or requested an order authorizing the use, sale, or other disposition of the Collateral except as expressly permitted by the Credit Agreement, or (C) obtained credit or incurred debt or their respective estates shall have become secured by any of the Collateral, without the prior written consent of the Lenders, (vi) at least two-thirds in amount and more than a majority in number of holders of each of
(x) the Senior Notes (as defined in the Prepackaged Plan) and (y) the Senior Discount Notes (as defined in the Prepackaged Plan) that voted on the Prepackaged Plan (in each case, the "Approved Threshold") shall have voted in favor of the Prepackaged Plan and shall not have withdrawn any such votes, which would result in the Approved Threshold no longer being satisfied, and (vii) no event (including, without limitation, the entry of an order by any court or other competent governmental or regulatory authority making illegal or otherwise restricting, preventing or prohibiting the Prepackaged Plan) shall have occurred that, in the reasonable judgment of the Required Lenders, could not reasonably be expected to be remedied by the Alamosa Parties on or prior to March 31, 2004 (such date, the "Waiver Expiration Date").

                  (c) Notwithstanding anything to the contrary in the Offering Circular or the Prepackaged Plan, each of the Alamosa Parties covenants and agrees with the Lenders that it shall not waive, amend or modify any material term or provision of the Exchange Offers or the Prepackaged Plan (regardless of whether expressly permitted under the Prepackaged Plan) without the approval or consent of the Required Lenders; provided that no approval or consent shall be required for any waiver, amendment or modification solely to the extent providing for or permitting the issuance of additional common stock of Superholdings to the extent permitted under the Credit Agreement.

                  (d) Notwithstanding the foregoing consents and waivers in this
Section 3 and regardless of whether any Default or Event of Default is continuing, until the occurrence of the Eighth Amendment Effective Date, the Borrower and each Alamosa Party hereby agree not to request a Borrowing under
Section 2.03 of the Credit Agreement or otherwise or request the issuance of a Letter of Credit under Section 2.04 of the Credit Agreement, and the Borrower and each other Alamosa Party hereby acknowledges and agrees that the Lenders and the Issuing Bank shall have no obligation to make any Loan or issue any Letter of Credit under the Credit Agreement until such time.

                  (e) If the Restructuring Transactions were effected through the Prepackaged Plan, upon the occurrence of the Eighth Amendment Effective Date, the waiver set forth in clause (a)(i) above shall become unconditional and irrevocable solely to the extent the Defaults and Events of Default subject to such waiver arose as a result of a Filing Default Event; provided, that such waiver shall be limited to such Defaults and Events and shall not (or be deemed to) apply or extend to, or constitute a waiver of, any other Default or Event of Default, including, without limitation, (i) otherwise arising in connection with the Cases, the Prepackaged Plan or the Restructuring Transactions or (ii) relating to events or conditions (other than Filings) existing during pendency of the Cases and discovered or disclosed after the occurrence of the Eighth Amendment Effective Date.

                  SECTION 4. Representations and Warranties. Each of the Alamosa Parties hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                  (a) If the Restructuring Transactions are to be effected through (i) the Exchange Offers, after giving effect to the waiver set forth in
Section 2, and (ii) the Prepackaged Plan, after giving effect to the waivers set forth in Sections 2 and 3, in any such case, no Default or Event of Default has occurred and is continuing.

                  (b) The execution, delivery and performance by the Alamosa Parties of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. Upon the effectiveness of this Amendment, the Credit Agreement as amended by this Amendment will constitute the legal, valid and binding obligation of each of the Alamosa Parties, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  (c) As of each of (i) the date of the effectiveness of this Amendment pursuant to Section 5(a), (ii) if applicable, the time of the Filings (after giving effect to the consent and waivers as provided in Section 3) and
(iii) the Eighth Amendment Effective Date (after giving effect to the amendments, the consents and waivers as provided in Section 2 and, if applicable, Section 3), all representations and warranties of the Alamosa Parties contained in Article III of the Credit Agreement are true and correct in all material respects (other than (x) in the case of clauses (ii) and (iii), if applicable, those representations or warranties that are not true and correct solely as a result of a Filing Default Event and (y) those representations or warranties expressly made only on and as of the Restatement Effective Date); provided, that the representations and warranties contained in this clause (c) shall only be made or deemed made on the dates set forth in clauses (i), (ii) (if applicable) and (iii).

                  (d) If the Restructuring Transactions are to be effected through the Prepackaged Plan, from and after the date of the Filings, the Filings have been duly authorized by all necessary corporate, stockholder and other action and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority).

                  (e) If the Restructuring Transactions are to be effected through the Prepackaged Plan, from and after the date of the Filings, holders of each of Senior Notes and Senior Discount Notes shall have voted in favor of the Prepackaged Plan such that, in each case, the Approved Threshold shall be and remain satisfied.

                  (f) There have been no modifications to the material terms or provisions of the Exchange Offers as described in the Offering Circular or the Prepackaged Plan from the form set forth in Annex I to the Offering Circular, in each case, except as approved by the Required Lenders.

                  (g) The amendments effected, or to be effected, pursuant to the Sprint Amendments are substantially as contemplated by the related letter of intent dated August 1, 2003 and as disclosed in the Offering Circular.

                  (h) (i) No termination events under the Sprint Agreements or Sprint Amendments have occurred (including, if applicable, as a result of the Filings), (ii) no default or breach that is material in nature has occurred and is continuing under the Sprint Agreements or the Sprint Amendments and (iii) no person shall have asserted any of the foregoing, in each case, except as expressly waived in writing by the parties thereto (copies of which have been delivered to the Lenders) and the Alamosa Parties continue to have all rights, interests, powers and benefits thereunder subject only to continuing compliance with the provisions thereof.

                  SECTION 5. Effectiveness. (a) This Amendment shall become effective as of the date first above written when, and only when the Administrative Agent shall have received counterparts of this Amendment executed by the Alamosa Parties and the Required Lenders or, as to any of such Required Lenders, advice satisfactory to such Administrative Agent that such Required Lender has executed this Amendment.

                  (b) The amendments, consents and waivers set forth in Section 2 shall become effective only upon satisfaction of the following conditions (unless otherwise waived or approved by the Required Lenders) on or prior to the Waiver Expiration Date (the date of such effectiveness being referred to as the "Eighth Amendment Effective Date"):

                  (i) The Administrative Agent shall have received counterparts hereof duly executed and delivered by the Alamosa Parties and the Required Lenders.

                  (ii) If the Restructuring Transactions are to be effected through the Prepackaged Plan, the Bankruptcy Court shall have entered a confirmation order pursuant to Section 1125 of the United States Bankruptcy Code in form and substance reasonably satisfactory to the Administrative Agent, which provides, among other things, that (x) notwithstanding paragraphs 3.5 and 6.8 of the Prepackaged Plan, the Alamosa Parties waive all rights and defenses both legal and equitable with respect to any actions, claims, suits or other losses arising in connection with the Credit Agreement, any Loan Document and the transactions contemplated thereby that occurred on or prior to the Confirmation Date (as defined in the Prepackaged Plan), including, but not limited to, all rights with respect to legal and equitable defenses to setoff or recoupment, and (y) notwithstanding Article XI of the Prepackaged Plan, the bankruptcy court will not retain jurisdiction to resolve any cases, controversies, disputes, or suits in connection with the Credit Agreement, any Loan Document or the transactions contemplated thereby.

                  (iii) All of the conditions precedent to either, as applicable
         (A) the consummation of the Exchange Offer, including, without limitation, satisfaction of the Minimum Tender Condition, or (B) the occurrence of the Effective Date (as defined in the Prepackaged Plan), other than subparagraph (e) of Section 9.2 of the Prepackaged Plan, have occurred or been satisfied; provided that, in the case of the Prepackaged Plan, such conditions shall not have been satisfied by waiver pursuant to Section 9.3 of the Prepackaged Plan.

                  (iv) If the Restructuring Transactions are to be effected through (A) the Exchange Offers, the Restructuring Transactions shall have been consummated (or shall be consummated simultaneously with the effectiveness of the Eighth Amendment Effective Date) substantially on the terms set forth in the Offering Circular and all tendered Existing Notes shall have been exchanged in accordance with the Exchange Offers, and (B) the Prepackaged Plan, the Restructuring Transactions shall have been consummated (or shall be consummated simultaneously with the effectiveness of the Eighth Amendment Effective Date) substantially on the terms set forth in the Prepackaged Plan and all of the Existing Notes shall have been cancelled. The terms of the 2003 Senior Notes, 2003 Senior Discount Notes and Convertible Preferred Stock shall be substantially as set forth in (and not less favorable to the Lenders in any material respect than those set forth in) the Offering Circular. The Alamosa Parties shall have delivered to the Administrative Agent copies of the indentures relating to the 2003 Senior Notes and the 2003 Senior Discount Notes and the certificate of designation for the Convertible Preferred Stock, in each case certified by a Financial Officer of the Borrower as being complete and correct, and such documents, certificates and instruments shall comply with the applicable requirements of the Credit Agreement and otherwise be reasonably satisfactory to the Administrative Agent (it being understood that the terms of the Offering Circular describing the 2003 Senior Notes, the 2003 Senior Discount Notes and the Convertible Preferred Stock are satisfactory to the Administrative Agent).

                  (v) The Sprint Amendments shall remain in effect or have become effective (or shall become effective simultaneously with the effectiveness of the Eighth Amendment Effective Date) with the same terms and conditions set forth in such Amendments on the date hereof; and the Lenders shall have been furnished with certified copies of the definitive documentation for the Sprint Amendments.

                  (vi) The Administrative Agent shall have received from outside and internal counsel to the Borrower such favorable opinions, dated the Eighth Amendment Effective Date, relating to this Amendment, the Exchange Offers, the Restructuring Transactions (whether effected through the Exchange Offers or the Prepackaged Plan, as the case may
         be), the Sprint Amendments and any other transactions contemplated hereby, in form and substance reasonably satisfactory to the Administrative Agent, as the Administrative Agent may reasonably request (and the Alamosa Parties hereby direct such counsel to deliver such opinions).

                  (vii) After giving effect to the amendments set forth in Annex A hereto and the consents and waivers as provided in Sections 2 and, if applicable, 3, each of the representations and warranties set forth in
         Section 4 hereof shall be true and correct on and as of the Eighth Amendment Effective Date, and the Administrative Agent shall have received such certificates of Financial Officers as to the satisfaction of the conditions to effectiveness of this Amendment as the Administrative Agent shall reasonably request and shall have received such documents and instruments relating to the authorization of this Amendment, the Exchange Offers or the Prepackaged Plan, as the case may be, the Restructuring Transactions, the Sprint Amendments and any other transactions contemplated hereby as it may reasonably request.

                  (viii) After giving effect to the amendments set forth in Annex A hereto and the consent and waivers as provided in Sections 2 and 3, no Default or Event of Default shall have occurred and be continuing

                  (ix) The Lenders shall have been furnished with a revised detailed business plan and financial model of the Borrower, giving effect to this Amendment, the Exchange Offers or the Prepackaged Plan, as the case may be, the Restructuring Transactions, the Sprint Amendments and the other transactions contemplated hereby, which shall cover periods through 2008 on a quarterly basis, and which shall be reasonably satisfactory to the Required Lenders. Each Lender that has executed this Amendment acknowledges that it has either received such business plan and financial model in form and content satisfactory to such Lender or has waived such condition.

                  (x) The Borrower shall have paid to the Administrative Agent, for the accounts of the Lenders executing this Amendment, an amendment fee equal to .625% of such

         Lender's aggregate Revolving Commitments (drawn or undrawn) and outstanding Term Loans. Such payments shall be made by wire transfer of immediately available funds to the Administrate Agent.

                  (xi) The Borrower shall have paid to the Administrative Agent, or reimbursed the Administrative Agent for, all fees and expenses, including, without limitation, all out-of-pocket expenses of the Administrative Agent, to the extent invoiced, incurred by the Administrative Agent and the Lenders, that are subject to payment or reimbursement pursuant to Section 8 of this Amendment or Section 9.03 of the Credit Agreement.

                  SECTION 6. Termination of Amendment. This Amendment (including, without limitation, any waivers or consents hereunder) shall (a) terminate automatically and without further action, (i) in the case of the Exchange Offers, the Exchange Offers and the Restructuring Transactions shall not have been consummated by March 31, 2004, and (ii) in the case of the Prepackaged Plan, (A) in the event that the Prepackaged Plan has not been confirmed by the Bankruptcy Court on or before the Waiver Expiration Date, (B) if any of the Alamosa Parties ceases to operate all or substantially all of its business as presently conducted, (C) in the event the Bankruptcy Court shall have (w) ordered the appointment of a trustee or an examiner with expanded or special powers to operate any of the Alamosa Parties' businesses, (x) dismissed the bankruptcy case, (y) converted the bankruptcy case to a case under Chapter 7 of the United States Bankruptcy Code, or (z) granted any relief from the automatic stay, which allows any entity to proceed against any material asset of any of the Alamosa Parties, or (D) the Prepackaged Plan shall have been withdrawn or revoked; or (b) in the case of the Prepackaged Plan, terminate, at the request of the Required Lenders, if any of the conditions or agreements set forth in Section 3(b) becomes unsatisfied prior to confirmation of the Prepackaged Plan by the Bankruptcy Court.

                  SECTION 7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Lenders, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Alamosa Parties to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement set forth herein. After the Eighth Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

                  SECTION 8. Expenses. The Alamosa Parties, jointly and severally, agree to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby (including, without limitation, in connection with the Filings, the Prepackaged Plan and the Restructuring Transactions, whether or not filed, approved, confirmed or consummated), including the reasonable fees, charges and disbursements of Shearman & Sterling LLP, special bankruptcy counsel for the Administrative Agent, Richards, Layton & Finger P.A., special Delaware bankruptcy counsel for the Administrative Agent, and Cravath, Swaine & Moore LLP, counsel for the Administrative Agent. In addition, all such fees and expenses constitute amounts payable or reimbursable under Section 9.03 of the Credit Agreement.

                  SECTION 9. GOVERNING LAW; COUNTERPARTS. (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (b) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                 ALAMOSA HOLDINGS, INC.,

                                   by  /s/ Kendall Cowan
                                       -------------------------------------
                                         Name: Kendall Cowan
                                         Title: CFO


                                 ALAMOSA (DELAWARE) INC.,

                                   by  /s/ Kendall Cowan
                                       -------------------------------------
                                         Name: Kendall Cowan
                                         Title: CFO

                                 ALAMOSA HOLDINGS, LLC,

                                   by  /s/ Kendall Cowan
                                       -------------------------------------
                                         Name: Kendall Cowan
                                         Title: CFO


                                 EACH OF THE GRANTORS LISTED ON
                                 SCHEDULE I HERETO

                                   by  /s/ Kendall Cowan
                                       -------------------------------------
                                         Name: Kendall Cowan
                                         Title:  Authorized Officer - CFO


                                  CITICORP USA, INC.,
                                  individually and as Agent

                                   by  /s/ John Judge
                                       -------------------------------------
                                         Name: John Judge
                                         Title: Vice President

                                            SIGNATURE PAGE to
                                 EIGHTH AMENDMENT AND WAIVER,
                                 dated as of October 27, 2003
                                     to ALAMOSA HOLDINGS, LLC
                        AMENDED AND RESTATED CREDIT AGREEMENT



             To approve the Amendment:

             Name of Institution:      CITICORP USA, INC.

                                       by  /s/ John Judge
                                           -----------------------------
                                           Name: John Judge
                                           Title: Vice President

                                            SIGNATURE PAGE to
                                 EIGHTH AMENDMENT AND WAIVER,
                                 dated as of October 27, 2003
                                     to ALAMOSA HOLDINGS, LLC
                        AMENDED AND RESTATED CREDIT AGREEMENT



             To approve the Amendment:

             Name of Institution:      THE BANK OF NOVA SCOTIA

                                       by  /s/ John W. Campbell
                                           -----------------------------
                                           Name: John W. Campbell
                                           Title: Authorized Signatory

                                            SIGNATURE PAGE to
                                 EIGHTH AMENDMENT AND WAIVER,
                                 dated as of October 27, 2003
                                     to ALAMOSA HOLDINGS, LLC
                        AMENDED AND RESTATED CREDIT AGREEMENT



             To approve the Amendment:

             Name of Institution:      FORTIS CAPITAL CORP.

                                       by  /s/ Kathleen De Lathauez
                                           -----------------------------
                                           Name: Kathleen De Lathauez
                                           Title: Vice President

                                       by  /s/ Anthony Ciraulo
                                           -----------------------------
                                           Name: Anthony Ciraulo
                                           Title: Assistant Vice President

                                            SIGNATURE PAGE to
                                 EIGHTH AMENDMENT AND WAIVER,
                                 dated as of October 27, 2003
                                     to ALAMOSA HOLDINGS, LLC
                        AMENDED AND RESTATED CREDIT AGREEMENT



             To approve the Amendment:

             Name of Institution:      DEUTSCHE BANK TRUST COMPANY AMERICAS
                                       BY: DB SERVICES NEW JERSEY, INC.

                                       by  /s/ Edward Schaffer
                                           -----------------------------
                                           Name: Edward Schaffer
                                           Title: Vice President

                                            SIGNATURE PAGE to
                                 EIGHTH AMENDMENT AND WAIVER,
                                 dated as of October 27, 2003
                                     to ALAMOSA HOLDINGS, LLC
                        AMENDED AND RESTATED CREDIT AGREEMENT



             To approve the Amendment:

             Name of Institution:      GENERAL ELECTRIC CAPITAL CORPORATION

                                       by  /s/ Bhupesh Gupta
                                           -----------------------------
                                           Name: Bhupesh Gupta
                                           Title: Manager, Operations

                                            SIGNATURE PAGE to
                                 EIGHTH AMENDMENT AND WAIVER,
                                 dated as of October 27, 2003
                                     to ALAMOSA HOLDINGS, LLC
                        AMENDED AND RESTATED CREDIT AGREEMENT



             To approve the Amendment:

             Name of Institution:      SOCIETE GENERALE

                                       by  /s/ Elaine Khalil
                                           -----------------------------
                                           Name: Elaine Khalil
                                           Title: Director

                                            SIGNATURE PAGE to
                                 EIGHTH AMENDMENT AND WAIVER,
                                 dated as of October 27, 2003
                                     to ALAMOSA HOLDINGS, LLC
                        AMENDED AND RESTATED CREDIT AGREEMENT



             To approve the Amendment:

             Name of Institution:      CARLYLE LOAN OPPORTUNITY FUND

                                       by  /s/ Linda Pace
                                           -----------------------------
                                           Name: Linda Pace
                                           Title: Principal

                                            SIGNATURE PAGE to
                                 EIGHTH AMENDMENT AND WAIVER,
                                 dated as of October 27, 2003
                                     to ALAMOSA HOLDINGS, LLC
                        AMENDED AND RESTATED CREDIT AGREEMENT



             To approve the Amendment:

             Name of Institution:      CARLYLE HIGH YIELD PARTNERS III, LTD.

                                       by  /s/ Linda Pace
                                           -----------------------------
                                           Name: Linda Pace
                                           Title: Principal

                                            SIGNATURE PAGE to
                                 EIGHTH AMENDMENT AND WAIVER,
                                 dated as of October 27, 2003
                                     to ALAMOSA HOLDINGS, LLC
                        AMENDED AND RESTATED CREDIT AGREEMENT



             To approve the Amendment:

             Name of Institution:      ORIX FINANCE CORP. I

                                       by  /s/ Christopher L. Smith
                                           -----------------------------
                                           Name: Christopher L. Smith
                                           Title: Authorized Representative

                                            SIGNATURE PAGE to
                                 EIGHTH AMENDMENT AND WAIVER,
                                 dated as of October 27, 2003
                                     to ALAMOSA HOLDINGS, LLC
                        AMENDED AND RESTATED CREDIT AGREEMENT



             To approve the Amendment:

             Name of Institution:      HARBOURVIEW CLO IV, LTD.

                                       by  /s/ Bill Campbell
                                           -----------------------------
                                           Name: Bill Campbell
                                           Title: Manager

                                            SIGNATURE PAGE to
                                 EIGHTH AMENDMENT AND WAIVER,
                                 dated as of October 27, 2003
                                     to ALAMOSA HOLDINGS, LLC
                        AMENDED AND RESTATED CREDIT AGREEMENT



             To approve the Amendment:

             Name of Institution:      BARCLAYS

                                       by  /s/ James P. Gorman
                                           -----------------------------
                                           Name: James P. Gorman
                                           Title: Director

                                            SIGNATURE PAGE to
                                 EIGHTH AMENDMENT AND WAIVER,
                                 dated as of October 27, 2003
                                     to ALAMOSA HOLDINGS, LLC
                        AMENDED AND RESTATED CREDIT AGREEMENT



             To approve the Amendment:

             Name of Institution:      OPPENHEIMER SENIOR FLOATING RATE FUND

                                       by  /s/ Lisa Chaffee
                                           -----------------------------
                                           Name: Lisa Chaffee
                                           Title: Manager

                                            SIGNATURE PAGE to
                                 EIGHTH AMENDMENT AND WAIVER,
                                 dated as of October 27, 2003
                                     to ALAMOSA HOLDINGS, LLC
                        AMENDED AND RESTATED CREDIT AGREEMENT



             To approve the Amendment:

             Name of Institution:      COBANK, ACB

                                       by  /s/ Brett Ginther
                                           -----------------------------
                                           Name: Brett Ginther
                                           Title: Vice President, Special Assets

                                            SIGNATURE PAGE to
                                 EIGHTH AMENDMENT AND WAIVER,
                                 dated as of October 27, 2003
                                     to ALAMOSA HOLDINGS, LLC
                        AMENDED AND RESTATED CREDIT AGREEMENT



             To approve the Amendment:

             Name of Institution:      CREDIT SUISSE FIRST BOSTON

                                       by  /s/ Ronald Gotz
                                           -----------------------------
                                           Name: Ronald Gotz
                                           Title: Assistant Vice President


                                       by  /s/ Michael Wotanowski
                                           -----------------------------
                                           Name: Michael Wotanowski
                                           Title: Assistant Vice President

                                            SIGNATURE PAGE to
                                 EIGHTH AMENDMENT AND WAIVER,
                                 dated as of October 27, 2003
                                     to ALAMOSA HOLDINGS, LLC
                        AMENDED AND RESTATED CREDIT AGREEMENT



             To approve the Amendment:

             Name of Institution:      TORONTO DOMINION (TEXAS) INC.

                                       by  /s/ Jano Nixon
                                           -----------------------------
                                           Name: Jano Nixon
                                           Title: Vice President

                                            SIGNATURE PAGE to
                                 EIGHTH AMENDMENT AND WAIVER,
                                 dated as of October 27, 2003
                                     to ALAMOSA HOLDINGS, LLC
                        AMENDED AND RESTATED CREDIT AGREEMENT



             To approve the Amendment:

             Name of Institution:      NOMURA BOND & LOAN FUND

                                       by  /s/ Richard Stewart
                                           -----------------------------
                                           Name: Richard Stewart
                                           Title: Managing Director

                                            SIGNATURE PAGE to
                                 EIGHTH AMENDMENT AND WAIVER,
                                 dated as of October 27, 2003
                                     to ALAMOSA HOLDINGS, LLC
                        AMENDED AND RESTATED CREDIT AGREEMENT



             To approve the Amendment:

             Name of Institution:      WESTLB AG, NEW YORK BRANCH

                                       by  /s/ David Yu
                                           -----------------------------
                                           Name: David Yu
                                           Title: Director

                                       by  Sonke Voigt
                                           -----------------------------
                                           Name: Sonke Voigt
                                           Title: Manager

                                            SIGNATURE PAGE to
                                 EIGHTH AMENDMENT AND WAIVER,
                                 dated as of October 27, 2003
                                     to ALAMOSA HOLDINGS, LLC
                        AMENDED AND RESTATED CREDIT AGREEMENT



             To approve the Amendment:

             Name of Institution:      MORGAN STANLEY SENIOR FUNDING INC.

                                       by  /s/ James Morgan
                                           -----------------------------
                                           Name: /s/ James Morgan
                                           Title: Vice President

                                            SIGNATURE PAGE to
                                 EIGHTH AMENDMENT AND WAIVER,
                                 dated as of October 27, 2003
                                     to ALAMOSA HOLDINGS, LLC
                        AMENDED AND RESTATED CREDIT AGREEMENT



             To approve the Amendment:

             Name of Institution:      EXPORT DEVELOPMENT CANADA

                                       by  /s/ Dan Kovacs
                                           -----------------------------
                                           Name: Dan Kovacs
                                           Title: Loan Asset Manager


                                       by  /s/ Lynda Bernst
                                           -----------------------------
                                           Name: Lynda Bernst
                                           Title: Loan Portfolio Manager

                                            SIGNATURE PAGE to
                                 EIGHTH AMENDMENT AND WAIVER,
                                 dated as of October 27, 2003
                                     to ALAMOSA HOLDINGS, LLC
                        AMENDED AND RESTATED CREDIT AGREEMENT



             To approve the Amendment:

             Name of Institution:      CLYDESDALE CLO 2001-1, LTD

                                       by  /s/ Richard Stewart
                                           -----------------------------
                                           Name: Richard Stewart
                                           Title: Managing Director

                                            SIGNATURE PAGE to
                                 EIGHTH AMENDMENT AND WAIVER,
                                 dated as of October 27, 2003
                                     to ALAMOSA HOLDINGS, LLC
                        AMENDED AND RESTATED CREDIT AGREEMENT



             To approve the Amendment:

             Name of Institution:      CERBERUS PARTNERS, L.P.
                                       BY: CERBERUS ASSOCIATES LLC

                                       by  /s/ Seth Plattus
                                           -----------------------------
                                           Name: Seth Plattus
                                           Title: Managing Director

                                                                SCHEDULE I

Texas Telecommunications, LP
Alamosa Properties, L.P.
Alamosa Wisconsin Limited Partnership
Alamosa (Wisconsin) Properties, LLC
Alamosa Delaware GP, LLC Alamosa Wisconsin GP, LLC Alamosa Finance, LLC Alamosa Limited, LLC Alamosa PCS, Inc.
Alamosa Holdings, LLC
Alamosa Missouri, LLC
Alamosa Missouri Properties, LLC
Washington Oregon Wireless, LLC
Washington Oregon Wireless Properties, LLC Washington Oregon Wireless Licenses, LLC Southwest PCS, L.P.
SWGP, LLC
SWLP, LLC
Southwest PCS Properties, LLC
Southwest PCS Licenses, LLC

                                                     ANNEX A


                         AMENDMENTS TO CREDIT AGREEMENT
                         ------------------------------

                  Upon the occurrence of the Eighth Amendment Effective Date, the Credit Agreement is amended as follows:

                  (a) Section 1.01. Section 1.01 of the Credit Agreement is amended by (i) amending the definition of "Alamosa Delaware Indentures" to read as follows:

                  "'Alamosa Delaware Indentures' means the 2003 Senior Notes Indenture and the 2003 Senior Discount Notes Indenture and, in the event the Restructuring Transactions have been consummated pursuant to the Exchange Offers, the 12 7/8% Senior Discount Notes Indenture, the 12 1/2% Senior Notes Indenture and the New Senior Notes Indenture."

                  (ii) adding the following definitions in correct alphabetical order:

                  "'Convertible Preferred Stock' means the Convertible Preferred Stock issued by Superholdings in accordance with the Exchange Offers or the Prepackaged Plan, in each case, having substantially the terms set forth in the Offering Circular."

                  "'Dividend Preferred Stock' means the Series Class C Convertible Preferred Stock issued by Superholdings as a dividend payment on the Convertible Preferred Stock or other Dividend Preferred Stock as specified in the certificates of designation (as in effect on the Eighth Amendment Effective Date) establishing the Convertible Preferred Stock and the Dividend Preferred Stock and having identical terms to the Convertible Preferred Stock (other than the conversion price)."

                  "'Eighth Amendment' means the Eighth Amendment and Waiver dated as of October 27, 2003, to this Agreement."

                  "'Eighth Amendment Effective Date' means the date on which the Eighth Amendment became effective in accordance with the terms thereof."

                  "'Exchange Offers' means the "Exchange Offers" defined in the Offering Circular."

                  "'Minimum Cash Amount' means, on any date, an amount equal to the sum of (i) $10,000,000 and (ii) the cumulative aggregate amount of Investments made pursuant to Section 6.04(l) on or after the Eighth Amendment Effective Date."

                  "'Offering Circular' means the Combined Offering Circular, Consent Solicitation and Disclosure Statement Soliciting Acceptances of a Prepackaged Plan of Reorganization of Alamosa Delaware and Superholdings dated September 12, 2003, as amended."

                  "'Prepackaged Plan' means the "Prepackaged Plan" defined in the Eighth Amendment upon the effectiveness of such Prepackaged Plan on the terms and conditions set forth in the Eighth Amendment."

                  "'Restructuring Transactions' means the transactions referred to in the Offering Circular and defined therein as the "Restructuring Transactions", including, without limitation, (a) the exchange or cancellation of the 12?% Senior Discount Notes and Senior Notes for 2003 Senior Discount Notes and 2003 Senior Notes, respectively, (b) the Sprint Amendments (as defined in the Offering Circular), and (c) the amendments to this Agreement pursuant to the Eighth Amendment."

                  "'Surplus Cash Amount' means, on any date, an amount equal to the lesser of (i) $40,000,000 and (ii) the excess, if any, of (x) the amount of cash and Permitted Investments (other than Restricted Cash) of the Borrower and the Restricted Subsidiaries (but not of any Unrestricted Subsidiary) that would be reflected on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries as of such date prepared in accordance with GAAP over (y) the Minimum Cash Amount as of such date."

                  "'2003 Senior Discount Notes' means the unsecured Senior Discount Notes due 2009 of Alamosa Delaware issued by Alamosa Delaware in accordance with the Exchange Offers or the Prepackaged Plan, as the case may be, and having an accreted value at issuance not in excess of $198,100,000, and a face value at issuance not in excess of $238,200,000 (assuming issuance on or before October 31, 2003, and subject to appropriate adjustment if issued thereafter) and having substantially the terms set forth in the Offering Circular."

                  "'2003 Senior Discount Notes Indenture' means the indenture under which the 2003 Senior Discount Notes are issued and all other instruments, agreements and other documents evidencing or governing the 2003 Senior Discount Notes or providing for any Guarantee or other right in respect thereof."

                  "'2003 Senior Notes' means the unsecured Senior Notes due 2010 of Alamosa Delaware issued by Alamosa Delaware in accordance with the Exchange Offers or the Prepackaged Plan, as the case may be, in an aggregate principal amount not in excess of $260,000,000 and having substantially the terms set forth in the Offering Circular."

                  "'2003 Senior Notes Indenture' means the indenture under which the 2003 Senior Notes are issued and all other instruments, agreements and other documents evidencing or governing the 2003 Senior Notes or providing for any Guarantee or other right in respect thereof."

                  (b) Section 6.01(a). Section 6.01(a) of the Credit Agreement is amended by (x) replacing the words "Section 6.01(ii)" with the words "Section 6.01(a)(ii), (xv), (xvi) and (xvii)" in clause (iv) and (y) deleting the word "and" at the end of clause (xiv).

                  (c) Section 6.01(a). Section 6.01(a) of the Credit Agreement is further amended by replacing the period at the end of clause (xv) with a semicolon and inserting new clause (xvi) as follows:

                  "(xvi) 2003 Senior Notes in an aggregate principal amount not in excess of $260,000,000 and any extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided, in each case, that (I) the covenants, events of default and mandatory prepayment or repurchase provisions of such 2003 Senior Notes (and any such extensions, renewals or replacements) are not materially more restrictive than those of the New Senior Notes Indenture and the 12 1/2% Senior Notes Indenture and
         (II) the 2003 Senior Notes (and any such extensions, renewals or replacements) are not Guaranteed by any Subsidiary that has not Guaranteed the Obligations pursuant to the Guarantee Agreement, and any such Guarantee of the 2003 Senior Notes by a Subsidiary Loan Party shall be unsecured and shall be subordinated to its Guarantee of the Obligations on terms no less favorable to the Lenders than the subordination terms relating to Subsidiary Guarantees under the 12 1/2% Senior Notes Indenture and the New Senior Notes Indenture; and"

                  (d) Section 6.01(a). Section 6.01(a) of the Credit Agreement is further amended by inserting new clause (xvii) as follows:

                  "(xvii) 2003 Senior Discount Notes with an accreted value not in excess of $198,100,000 and a face value not in excess of $238,200,000 and any extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided, in each case, that (I) the covenants, events of default, and mandatory prepayment or repurchase provisions of such 2003 Senior Discount Notes (and any such extensions, renewals or replacements) are not materially more restrictive than those of the 12 7/8% Senior Discount Note Indenture and (II) the 2003 Senior Discount Notes (and any such extensions, renewals or replacements) are not Guaranteed by any Subsidiary that has not Guaranteed the Obligations pursuant to the Guarantee Agreement, and any such Guarantee of the 2003 Senior
         Discount Notes by a Subsidiary Loan Party shall be unsecured and shall be subordinated to its Guarantee of the Obligations on terms no less favorable to the Lenders than the subordination terms relating to Subsidiary Guarantees under the 12 7/8% Senior Discount Note Indenture."

                  (e) Section 6.01(b). Section 6.01(b) of the Credit Agreement is amended by inserting the following at the end of clause (ii): "(provided that any Guarantee of Indebtedness incurred under the Alamosa Delaware Indentures shall be subordinated, on terms reasonably satisfactory to the Administrative Agent, to Superholdings' Guarantee of the Obligations)."

                  (f) Section 6.01(d). Section 6.01(d) of the Credit Agreement is amended by deleting ", in the case of Superholdings, pursuant to a shareholders' rights plan on customary terms and conditions" and inserting in place thereof the following: "(i) in the case of Superholdings, pursuant to a shareholders' rights plan on customary terms and conditions and (ii) the issuance by Superholdings of up to $176,200,000 in aggregate stated value of Convertible Preferred Stock and up to $75,000,000 in aggregate stated value of Dividend Preferred Stock, in each case, in, or in accordance with the terms of, the Exchange Offers or the Prepackaged Plan, as the case may be."

                  (g) Section 6.04. Section 6.04 of the Credit Agreement is amended by replacing the period at the end of Section 6.04(k) with "; and" and adding a new clause (l) to read as follows:

                  "(l) other Investments in any Person (including any Unrestricted Subsidiary) in an aggregate amount at any time outstanding not to exceed $25,000,000; provided that, after making any cash payments described in Section 6.08(a)(vi), the amount of such payment shall be applied to permanently reduce such aggregate limitation on such Investments; provided further that immediately after giving effect to any such Investment, the Borrower shall be in compliance with the provisions of Section 6.12(h) and no Default shall have occurred and be continuing."

                  (i) Section 6.08(a). Section 6.08(a) of the Credit Agreement is amended by replacing clauses (iv) through (vii) with the following:

                  "(iv) at a time, in the case of both (x) and (y) below, when there does not exist a Default (or such distribution would not cause a Default), the Borrower may make distributions to Alamosa Delaware for the sole purpose of, and in an amount sufficient to fund, the payment of (x) principal at scheduled maturity and (y) interest when due as scheduled, in each case in respect of the 2003 Senior Notes and the 2003 Senior Discount Notes and, if the Restructuring Transactions were effected through the Exchange Offers, the Senior Notes, the 12 7/8% Senior Discount Notes and the 12 1/2 Senior Notes; provided, in the case of both (x) and (y), that such payment is due or to become due within 30 days from the date of such distribution and the cash distributed is in fact utilized to meet such payment obligation, (v) if no Default has occurred and is continuing, the Borrower may pay dividends to Alamosa Delaware and Alamosa Delaware may pay dividends to APCS and Superholdings, in each case at such times and in such amounts, not exceeding $1,000,000 during any fiscal year, as shall be necessary to permit each of Alamosa Delaware, APCS and Superholdings to discharge its permitted liabilities and (vi) the Borrower may pay dividends to Alamosa Delaware, Alamosa Delaware may pay dividends to Superholdings and Superholdings may pay dividends in respect of the Convertible Preferred Stock at such times and in such amounts as shall be necessary to (x) so long as no Default or Event of Default shall have occurred and be continuing immediately prior to and after giving effect to any such cash payment, pay cash to the holders of Convertible Preferred Stock or Dividend Preferred Stock solely to the extent such payments are in lieu of fractional shares of Dividend Preferred Stock or Superholdings common stock to be issued in connection with a Convertible Preferred Stock dividend or a Dividend Preferred Stock dividend in an aggregate amount not to exceed $50,000 in any fiscal quarter (provided that the aggregate amount of such payments shall not exceed $250,000), each such payment to reduce permanently the aggregate amount of Investments permitted under Section 6.04(l), and (y) pay the holders of outstanding 12 1/2% Senior Notes, Senior Notes or 12 7/8% Senior Discount Notes cash in lieu of (A) fractional notes to be exchanged in connection with the Exchange Offers on the date that the Exchange Offers are completed or (B) fractional shares of Convertible Preferred Stock issued in connection with the Exchange Offers on the date that the Exchange Offers are completed in an aggregate amount for clauses (A) and (B) collectively not to exceed $175,000, each such payment to reduce permanently the aggregate amount of Investments permitted under Section 6.04(l). Except as permitted by clause (vi)(x) above, neither Alamosa Delaware nor the Borrower will, nor will they permit any Restricted Subsidiary to, directly or indirectly, make any Restricted Payment, including any payment of dividends, in respect of Convertible Preferred Stock or Dividend Preferred Stock."

                  (j) Section 6.08(b). Section 6.08(b) is hereby amended by deleting the word "and" at the end of clause (vi), replacing the period at the end of clause (vii) with ", and" and inserting clause (viii) as follows:

                  "(viii) the exchange or cancellation of outstanding 12 1/2% Senior Notes, Senior Notes and 12 7/8% Senior Discount Notes pursuant to, and in accordance with, the Exchange Offers or the Prepackaged Plan, as the case may be."

                  (j) Section 6.08. Section 6.08 is further amended by adding a new paragraph (c) to read as follows:

                  "(c) Neither Alamosa Delaware nor the Borrower will, nor will they permit any Restricted Subsidiary to, (i) permit any Unrestricted Subsidiary to make or agree to make any Restricted Payment or other payment or distribution referred to in paragraph (a) or (b) of this Section that could not be made directly by Alamosa Delaware or the Borrower in accordance with the provisions of this Section; provided that, for purposes of this clause (c), "Indebtedness" referred to in clause (b) shall be restricted to Indebtedness of Alamosa Delaware, the Borrower, any Restricted Subsidiary or Superholdings or (ii) furnish any funds to or make any Investment in an Unrestricted Subsidiary or any other Person for purposes of enabling it to make any such Restricted Payment, other payment or distribution."

                  (k) Section 6.10. Sections 6.10 of the Credit Agreement is amended by replacing clause (B) in the first proviso thereof with the following:

                  "(B) under the 2003 Senior Notes Indenture or the 2003 Senior Discount Notes Indenture and, if the Restructuring Transactions were effected through the Exchange Offers, the New Senior Notes Indenture, the 12 7/8% Senior Discount Notes Indenture and the 12 1/2 Senior Notes Indenture or any amendment, modification, refinancing or replacement thereof, provided that any such amendment, modification, refinancing or replacement shall not expand the scope of, or other amend or modify such restriction or condition in any manner that is less favorable to the Lenders than such restriction or condition as in effect on the date hereof,"

                  (l) Section 6.12. Sections 6.12(h) - (m) of the Credit Agreement are amended to read as follows:

                  "(h) Minimum Liquidity. The Borrower will not on any date permit the aggregate amount of cash and Permitted Investments of the Borrower and the Restricted Subsidiaries (other than Restricted Cash) to be less than the Minimum Cash Amount.

                  (i) Senior Leverage Ratio. Alamosa Delaware will not permit the Senior Leverage Ratio as of any date during any period set forth below to exceed the ratio set forth opposite such period:

            Period                           Ratio
            ------                           -----
       September 30, 2003                2.50 to 1.00
       through December 30,
       2003
       December 31, 2003                 2.60 to 1.00
       through March 30, 2004
       March 31, 2004 through            2.25 to 1.00
       June 29, 2004
       June 30, 2004 and                 2.00 to 1.00
       thereafter

                  (j) Leverage Ratio. Alamosa Delaware will not permit the Leverage Ratio as of any date during any period set forth below to exceed the ratio set forth opposite such period:

             Period                              Ratio
             ------                              -----
       September 30, 2003                    11.00 to 1.00
       through December 30, 2003
       December 31, 2003 through              9.00 to 1.00
       March 30, 2004
       March 31, 2004 through                 7.00 to 1.00
       June 29, 2004
       June 30, 2004 through                  6.00 to 1.00
       December 30, 2004
       December 31, 2004 through              5.75 to 1.00
       March 30, 2005
       March 31, 2005 through                 5.25 to 1.00
       June 29, 2005
       June 30, 2005 through                  5.00 to 1.00
       March 30, 2006
       March 31, 2006 through                 4.50 to 1.00
       June 29, 2006
       June 30, 2006 through                  4.20 to 1.00
       September 29, 2006
       September 30, 2006 and                 4.00 to 1.00
       thereafter

                  (k) Fixed Charges Ratio. Alamosa Delaware will not permit the ratio of (i) the sum of (x) Annualized EBITDA in respect of any fiscal quarter plus (y) the Surplus Cash Amount on the date one year prior to the last day of such fiscal quarter to (ii) Consolidated Fixed Charges for the period of four consecutive fiscal quarters ending on the last day of such fiscal quarter to be less than the ratio set forth below opposite the period that includes the last day of such fiscal quarter:

             Period                              Ratio
             ------                              -----
       October 1, 2003 through               1.10 to 1.00
       March 31, 2004
       April 1, 2004 through                 1.15 to 1.00
       June 30, 2005
       July 1, 2005 through                  1.05 to 1.00
       December 31, 2005
       January 1, 2006 and                   1.00 to 1.00
       thereafter

                  (l) Interest Expense Coverage Ratio. Alamosa Delaware will not permit the ratio of (a) Annualized EBITDA in respect of any fiscal quarter to (b) Consolidated Cash Interest Expense for the period of four consecutive fiscal quarters ending on the last day of such fiscal quarter to be less than the ratio set forth below opposite the period that includes the last day of such fiscal quarter:

             Period                              Ratio
             ------                              -----
       October 1, 2003 through               2.00 to 1.00
       December 31, 2003
       January 1, 2004 through               2.15 to 1.00
       March 31, 2004
       April 1, 2004 through                 2.25 to 1.00
       June 30, 2004
       July 1, 2004 through                  2.35 to 1.00
       September 30, 2004
       October 1, 2004                      2.40 to 1.00

       through December
       31, 2004
       January 1, 2005 through               2.50 to 1.00
       June 30, 2006
       July 1, 2006 through                  2.25 to 1.00
       March 31, 2007
       April 1, 2007 through                 2.50 to 1.00
       June 30, 2007
       July 1, 2007 and                      2.75 to 1.00
       thereafter

                  (m) Pro Forma Debt Service. Alamosa Delaware will not permit the ratio of (i) Annualized EBITDA for any fiscal quarter ending on any date during any period set forth below to (ii) Pro Forma Debt Service as of the last day of such fiscal quarter to be less than the ratio set forth below opposite such period:

             Period                              Ratio
             ------                              -----
       October 1, 2003 through               1.25 to 1.00
       December 31, 2003
       January 1, 2004 through               1.30 to 1.00
       March 31, 2004
       April 1, 2004 through                 1.50 to 1.00
       June 30, 2004
       July 1, 2004 through                  1.40 to 1.00
       September 30, 2004
       October 1, 2004 through               1.30 to 1.00
       December 31, 2004
       January 1, 2005 through               1.15 to 1.00
       March 31, 2005
       April 1, 2005 through                 1.25 to 1.00
       June 30, 2005
       July 1, 2005 through                  1.10 to 1.00
       December 31, 2005
       January 1, 2006 through               1.15 to 1.00
       March 31,
       2007


       April 1, 2007 through                 1.35 to 1.00
       June 30, 2007
       July 1, 2007 and                      1.50 to 1.00"
       thereafter

.."

                  (m) Article IX of the Credit Agreement is amended by adding a new Section 9.16 to read as follows:

                  "SECTION 9.16. Electronic Communications. (a) Notwithstanding anything in any Loan Document to the contrary, the Borrower hereby agrees that it will use its reasonable best efforts to provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to the Loan Documents, including, without limitation, all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) relates to a request for a new, or a conversion of an existing, Borrowing or other extension of credit (including any election of an interest rate or Interest Period relating thereto), (ii) relates to the payment of any principal or other amount due under any Loan Document prior to the scheduled date therefor, (iii) provides notice of any Default or Event of Default under any Loan Document or
         (iv) is required to be delivered to satisfy any condition set forth in
         Section 4.01 and/or 4.02 (all such non-excluded communications being referred to herein collectively as the `Communications'), by transmitting the Communications in an electronic/soft medium in a format reasonably acceptable to the Administrative Agent to oploanswebadmin@citigroup.com, with a copy to john.judge@citigroup.com. In addition, the Borrower agrees to continue to provide the Communications to the Administrative Agent in the manner specified in the Loan Documents, to the extent requested by the Administrative Agent.

                  (b) The Borrower further agrees that the Administrative Agent may make the Communications available to the Lenders by posting the Communications on Intralinks, Fixed Income Direct, e-mail or a substantially similar electronic transmission system (each such system, a `Platform'). The Borrower acknowledges that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution.

                  (c) EACH PLATFORM IS PROVIDED "AS IS" AND "AS AVAILABLE". THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF ANY PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE AGENT PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR ANY




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





         PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT OR ANY OF ITS AFFILIATES OR ANY OF THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS OR REPRESENTATIVES (COLLECTIVELY, THE `AGENT PARTIES') HAVE ANY LIABILITY TO THE BORROWER, ANY OTHER LOAN PARTY, ANY LENDER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER'S OR THE ADMINISTRATIVE AGENT'S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY AGENT PARTY IS FOUND IN A FINAL NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH AGENT PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

                  (d) Each Lender agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to a Platform or direct e-mail delivery to it shall constitute effective delivery of the Communications to such Lender for purposes of this Section. Each Lender agrees (i) to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender's e-mail address to which the notices may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such e-mail address."



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